GOLDMAN SACHS VARIABLE INSURANCE TRUST

Goldman Sachs Equity Index Fund

(the “Fund”)

Supplement dated January 27, 2017 to the Fund’s

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),

each dated April 29, 2016, as may be supplemented to date

John Tucker no longer serves as a portfolio manager for the Fund and Daniel TenPas replaced Mr. Tucker as a portfolio manager for the Fund.

Accordingly, the Fund’s disclosure is modified as follows:

All references to Mr. Tucker in the Prospectus, Summary Prospectus and SAI are removed.

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Equity Index Fund—Summary—Portfolio Management” section of the Prospectus and the “Portfolio Managers” subsection in the “Portfolio Management” section of the Summary Prospectus:

Portfolio Managers: Michael Feehily, CFA, Senior Managing Director and the Head of Global Equity Beta Solutions in the Americas of SSGA FM, and Melissa Kapitulik, Vice President and Senior Portfolio Manager of SSGA FM, have both managed the Fund since 2014. Daniel TenPas, CFA, Principal and Portfolio Manager of SSGA FM has managed the Fund since 2017.

The following replaces in its entirety the table under the Sub-Adviser Portfolio Management Team in the “Service Providers—Fund Managers” section of the Prospectus:

Name and Title	Fund Responsibility	Years Primarily Responsible Since	Five Year Employment History
Michael Feehily, CFA Senior Managing Director	Senior Portfolio Manager— Equity Index Fund	Since 2014	Michael Feehily, CFA, is a Senior Managing Director of SSGA and the Head of Global Equity Beta Solutions in the Americas. He is also a member of the Senior Leadership Team, Chairperson for the firm’s Trade Management Oversight Committee, and a voting member on the North America Product Committee. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. He began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. He received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst (CFA) designation. Mr. Feehily is a member of the CFA Institute and the Boston Security Analysts Society. He is also a former member of the Russell Index Client Advisory Board.
Melissa Kapitulik, Vice President	Senior Portfolio Manager— Equity Index Fund	Since 2014	Melissa Kapitulik is a Vice President of SSGA and a Senior Portfolio Manager in the Global Equity Beta Solutions Group where she currently manages a varied group of equity and derivative-based index portfolios across a diverse set of fund types and regions. Before joining SSGA, Ms. Kapitulik was a consultant specializing in accounting system implementations for major investment management companies and was responsible for the design and development of a wide variety of applications. She began her career at PIMCO, where she worked for several years as a trading assistant in Global Fixed Income. Ms. Kapitulik holds a Bachelor of Science in Finance from Villanova University.

Name and Title	Fund Responsibility	Years Primarily Responsible Since	Five Year Employment History
Daniel TenPas, CFA Principal	Portfolio Manager— Equity Index Fund	Since 2017	Daniel TenPas, CFA, is a Principal of SSGA and a Portfolio Manager in the Global Equity Beta Solutions Group. He is currently responsible for managing various equity index funds, with both domestic and international strategies. Prior to assuming his current role, Mr. TenPas supported passive equity products as a liaison between the portfolio management team and the client-facing functions at SSGA. Mr. TenPas holds a Bachelor of Arts in Economics from Dartmouth College and a Juris Doctor from Harvard Law School. He has earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the Boston Security Analysts Society.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

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